UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800

_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2014, Gentex Corporation (the "Company") held its 2014 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed April 4, 2014.  The voting results are as follows:

Election of Directors

The following individuals were elected to serve as directors of the Company to hold office a one (1) year term expiring in 2015:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Pete Hoekstra	121,664,940	1,004,809	14,713,883
James Hollars	120,633,213	2,036,536	14,713,883
John Mulder	119,851,935	2,817,814	14,713,883
Mark Newton	120,430,864	2,238,885	14,713,883
Richard Schaum	120,990,679	1,679,070	14,713,883
Frederick Sotok	119,780,643	2,889,106	14,713,883

Proposal to Amend the Restated Articles of Incorporation to Increase the Authorized Shares of Common Stock

The shareholders did approve the proposal to amend the Restated Articles of Incorporation to increase the authorized shares of common stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,975,037	21,042,779	365,816	—

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2014

The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ended December 31, 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,133,494	6,130,357	119,781	—

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,219,052	2,965,669	485,028	14,713,883

Proposal to Approve the Employee Stock Option Plan

The shareholders did approve the Employee Stock Option Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,392,344	10,918,276	359,129	14,713,883

Proposal to Amend the 2012 Amended and Restated Nonemployee Director Stock Option Plan

The shareholders did approve the amendment to the 2012 Amended and Restated Nonemployee Stock Option Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,578,530	5,662,135	429,084	14,713,883

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2014

GENTEX CORPORATION
(Registrant)

By    /s/ Steve Downing
Steve Downing
Vice President – Finance and
Chief Financial Officer